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                                                                   EXHIBIT 10.10

                                 HYDRIL COMPANY

                                 MODIFICATION TO

             AMENDMENT NO. 1 TO NOTE PURCHASE AGREEMENT AND CONSENT
                          UNDER INTERCREDITOR AGREEMENT

                                                              As of June 7, 2000



To each of the Current Noteholders
Named in Annex 1 hereto:

Ladies and Gentlemen:


                  Hydril Company, a Delaware corporation (hereinafter, the "Company"), has entered into Amendment No. 1 to Note Purchase Agreement and Consent under Intercreditor Agreement ("Amendment No. 1") with each of you, dated as of the date hereof. Terms used and not defined herein have the meanings ascribed thereto in Amendment No. 1.

1. MODIFICATION.

         Section 6 of Amendment No. 1 contains a consent of the Requisite Noteholders to an increase in the line of credit permitted under the Bank Agreement from $15,000,000 to $25,000,000, effective upon receipt by the Company of not less than $40,000,000 in net proceeds from a public offering of its common stock consummated at any time after the date of the Amendment No. 1. The reference to "$40,000,000" in Section 6 of Amendment No. 1 is hereby deleted and there is substituted therefor "$30,000,000".

2. EFFECTIVENESS OF MODIFICATION.

         The modification provided for in Section 1 hereof shall become effective at such time as the Company and each of the Holders shall have executed and delivered this Modification.

3. MISCELLANEOUS.

         3.1.  PART OF EXISTING NOTE AGREEMENT; FUTURE REFERENCES, ETC.

         This Modification shall be construed in connection with and as a part of Amendment No. 1 and, except as expressly amended by this Modification, all terms, conditions and covenants contained in Amendment No. 1 and the Existing Note Agreement are hereby ratified and shall be and remain in full force and effect. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Modification may refer to the Existing Note Agreement without making specific reference to this Modification, but nevertheless all such references shall include this Modification unless the context otherwise requires.
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         3.2.  COUNTERPARTS.

         This Modification may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         3.3.  GOVERNING LAW.

         THIS MODIFICATION SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN NEW YORK.



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         If you are in agreement with the foregoing, please so indicate by signing the acceptance below on the accompanying counterpart of this agreement and returning it to the Company, whereupon it will become a binding agreement among you and the Company.





                                       HYDRIL COMPANY




                                       By:        /s/ MICHAEL C. KEARNEY
                                          --------------------------------------
                                             Name:    Michael C. Kearney
                                             Title:   Vice President & CFO

                                       By:        /s/ ANDREW W. RICKS
                                          --------------------------------------
                                             Name:    Andrew W. Ricks
                                             Title:   Treasurer





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The foregoing Modification is hereby accepted as of the date first above written.


                              PRINCIPAL LIFE INSURANCE COMPANY

                                    By:   Principal Capital
                                    Management, LLC, a Delaware limited
                                    liability company, its authorized signatory

                                    By:          /s/ JON C. HEINY
                                       -----------------------------------------
                                    Name:            Jon C. Heiny
                                    Title:              Counsel

                                    By:        /s/ DENNIS D. BALLARD
                                       -----------------------------------------
                                    Name:          Dennis D. Ballard
                                    Title:              Counsel

                              PRINCIPAL LIFE INSURANCE COMPANY,
                              on behalf of one or more separate accounts

                                    By:   Principal Capital
                                    Management, LLC, a Delaware limited
                                    liability company, its authorized signatory

                                    By:          /s/ JON C. HEINY
                                       -----------------------------------------
                                    Name:            Jon C. Heiny
                                    Title:              Counsel

                                    By:        /s/ DENNIS D. BALLARD
                                       -----------------------------------------
                                    Name:          Dennis D. Ballard
                                    Title:              Counsel



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                              NIPPON LIFE INSURANCE COMPANY
                              OF AMERICA, an Iowa corporation,
                              by its attorney in fact, Principal
                              Life Insurance Company, an
                              Iowa corporation

                                       By: /s/ JON C. HEINY
                                          --------------------------------------
                                       Name:  Jon C. Heiny
                                       Title: Counsel



                                       By: /s/ DENNIS D. BALLARD
                                          --------------------------------------
                                       Name:  Dennis D. Ballard
                                       Title: Counsel




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